Deposits (FY)	12 Months Ended
Dec. 31, 2017
Deposits [Abstract]
Deposits
Note 6. Deposits

The aggregate amount of time deposits in denominations of $250,000 or more was approximately $171,529,000 and $123,053,000 at December 31, 2017 and 2016, respectively. At December 31, 2017, the scheduled maturities of time deposits are as follows (in thousands):

2018	$290,093
2019	84,906
2020	36,170
2021	14,353
2022	16,039
Thereafter	120
Total	$441,681

As of December 31, 2017 and 2016, there was a fair value adjustment of $1,092,456 and $303,981, respectively, to time deposits as a result of business combinations.

At December 31, 2017 and 2016, the Company had $155,000 and $76,380, respectively, of deposit accounts in overdraft status that have been reclassified to loans on the accompanying consolidated balance sheets. From time to time, the Company engages in deposit transactions with its directors, executive officers and their related interests (collectively referred to as "related parties"). Such deposits are made in the ordinary course of business and on substantially the same terms as those for comparable transactions prevailing at the time and do not present other unfavorable features. The total amount of related party deposits was $16.7 million and $15.1 millionat December 31, 2017 and 2016, respectively.